                                                                                                                        Exhibit 99.6

[LOGO OMITTED] Countrywide(SM)                                                                          Computational Materials for
--------------------------                                                     Countrywide Asset-Backed Certificates, Series 2004-5
SECURITIES CORPORATION
A Countrywide Capital Markets Company
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                      Class A and Subs Corridor Contract Agreement Schedule and Strike Rates
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                Notional                                                             Notional
   Period     Schedule ($)        Cap Strike (%)     Cap Ceiling (%)     Period    Schedule ($)    Cap Strike (%)  Cap Ceiling (%)
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     1          731,000,000              6.27109       8.20973             46       328,258,420       8.17030         9.91311
     2          730,024,147              6.05347       8.21111             47       318,179,784       7.63882         9.92258
     3          728,713,698              5.84988       8.21241             48       308,428,067       8.49907         10.05699
     4          727,068,225              5.84962       8.21244             49       299,005,514       8.18254         10.89388
     5          725,089,236              6.05265       8.21122             50       289,890,134       8.44953         10.88217
     6          722,780,260              5.84904       8.21248             51       281,067,314       8.16730         10.89333
     7          720,147,133              6.05212       8.21130             52       272,527,571       8.15024         10.89534
     8          717,199,046              5.84851       8.21255             53       264,260,963       8.42763         10.86817
     9          713,953,174              5.84822       8.21254             54       256,259,076       8.44057         10.78850
     10         710,438,501              6.50129       8.20849             55       248,521,514       8.70929         10.61116
     11         706,713,768              5.84761       8.21240             56       241,033,370       8.40074         10.63570
     12         702,854,720              6.05000       8.21176             57       233,782,799       8.38370         10.64215
     13         699,044,975              5.83523       8.20990             58       226,761,908       9.28660         10.58081
     14         695,341,884              6.03765       8.20842             59       219,963,076       8.34693         10.63997
     15         691,742,646              5.83449       8.20953             60       213,378,701       8.66570         10.43457
     16         688,244,319              5.83408       8.20939             61       207,004,618       8.35679         10.87975
     17         684,844,039              6.03648       8.20786             62       200,830,607       8.62281         10.85656
     18         681,539,031              5.83349       8.20892             63       194,850,472       8.31851         10.89312
     19         678,326,599              6.03871       8.20700             64       189,057,828       8.29796         10.89840
     20         675,204,163              5.85014       8.21479             65       183,446,506       8.56441         10.87819
     21         672,168,732              5.85738       8.21175             66       177,764,435       8.30081         10.95285
     22         669,218,040              6.54261       8.19645             67       171,869,305       8.56352         10.93063
     23         666,350,408              5.93333       8.18379             68       166,157,815       8.25845         10.96209
     24         663,562,242              6.21683       8.11993             69       160,623,956       8.23932         10.96874
     25         660,845,704              5.99725       9.12053             70       155,261,923       9.12564         10.89031
     26         658,143,788              6.20816       9.11828             71       150,066,107       8.19932         10.98025
     27         655,349,845              6.00167       9.12204             72       145,031,091       8.49187         10.99207
     28         652,566,397              6.01110       9.11936             73       140,151,642       8.18810         11.02043
     29         649,550,476              6.23811       9.10947             74       135,422,704       8.44742         11.00068
     30         644,253,236              6.08315       9.09818             75       130,839,392       8.14630         11.02992
     31         638,688,770              6.28637       9.09401             76       126,396,985       8.12509         11.03431
     32         633,667,693              6.09657       9.10825
     33         629,287,238              6.18942       9.13859
     34         626,739,272              6.88480       9.11214
     35         624,812,336              6.26186       9.10496
     36         622,949,796              7.26066       9.25232
     37         621,150,582              6.99733       10.02243
     38         602,943,847              7.23898       10.01583
     39         560,810,647              7.01893       10.02971
     40         520,062,515              7.01260       10.01620
     41         480,650,194              7.28343       9.97824
     42         442,534,604              7.64835       10.09420
     43         405,739,167              7.89853       9.91228
     44         370,165,964              7.62989       9.92568
     45         338,674,126              7.64424       9.93437
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Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
